Exhibit 10(l)

               NOTE SECURED BY SECOND DEED OF TRUST
                         (Mortgage Loan)

$300,000.00                       September 27, 1994
                                  Sunnyvale, California

    FOR VALUE RECEIVED, the undersigned, Bruce J. Ryan and Kathleen M. Ryan, husband and wife ("Makers"), promise to pay, jointly and severally, to the order of Amdahl Corporation ("Amdahl"), at its principal offices at 1250 East Arques Avenue, Sunnyvale, California, the principal sum of Three Hundred Thousand Dollars ($300,000.00), together with interest (from the date of this Note until the date of payment) on the unpaid balance at seven and five-hundredths percent interest (7.05%) per annum, compounded annually. Unless this Note is previously paid, forgiven or accelerated as specified in the terms hereinafter provided, the principal balance under this Note and all accrued interest shall be paid in full on September 26, 2000.

    This Note constitutes a portion of the unpaid balance of the purchase price of the real property defined in Section 1 of this Note, purchased by Makers and securing this Note.

    This Note shall be subject to the following terms and conditions:

    1.  Second Deed of Trust.  This Note is secured by a Second
Deed of Trust on the real property located at 14580 Clearview
Drive, Los Gatos, California 95030, parcel number 409-29-020, executed the 27th day of September, 1994.

    2.  Payment Terms.  On January 15, April 15, July 15 and
October 15 of each year that this Note remains outstanding, commencing with January 15, 1995, the accrued interest through the first of that month shall be due and payable.

    3. Application of Payments. Each payment shall be made in lawful tender of the United States and, except for the Annual Credit set forth in Section 4 of this Note, shall be credited first to accrued interest then due and payable and the remainder shall then be applied to principal. Prepayment of principal, together with all accrued interest, may be made at any time, without penalty, on or before September 26th of each year that this Note remains outstanding.

    4. Annual Credit. So long as Makers are not in default of this Note or payment of this Note has not been accelerated pursuant to Section 5 of this Note then Amdahl shall credit Fifty Thousand Dollars ($50,000.00) toward the outstanding principal balance of the Note commencing September 26, 1995 and continuing on September 26th of each year that this Note remains outstanding.

    5. Events of Acceleration. Payment of the unpaid balance of this Note (principal plus accrued unpaid interest to date) shall be subject to acceleration upon the following terms and conditions:

              A. At the election of Amdahl, or other holder of this Note, fifteen days (15) following the date Mr. Ryan shall for whatever reason cease to be an employee of Amdahl, then the entire unpaid balance of this Note shall become immediately due and payable.

              B. Upon the insolvency of Makers, the commission of any act of bankruptcy by Makers, the execution by Makers of a general assignment for the benefit of creditors, the filing by or against Makers of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of fifteen (15) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of Makers, the entire unpaid balance of this Note shall become immediately due and payable.

              C. In the event the property described in Section 1 of this Note, or any interest therein, is sold, agreed to be sold, conveyed or alienated by Makers, or by operation of law or otherwise, the entire unpaid balance of this Note shall become immediately due and payable at the option of the holder of this Note.

              D.  If default occurs in the payment of any
installment under this Note when due, or in the event of violation or breach of any of the terms or conditions in the Second Deed of Trust securing this Note (attached hereto as Exhibit A), the entire unpaid balance of this Note shall become immediately due and payable at the option of the holder of this Note. Failure to exercise such option will not constitute a waiver of the right to exercise such option with respect to any subsequent default.

    6. Collection. If action is instituted to collect this Note, Maker promises to pay, and shall be personally liable for all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

    7. Waiver. Maker hereby waives notice of default, presentment or demand of payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this Note.

    8. Usuary. All agreements, including this Note, between Makers and the holder hereof are expressly limited so that under no contingency or event whatsoever shall the amount paid or agreed to be paid to Amdahl for the use, forbearance or detention of the money advanced exceed the lawful highest rate permissible under the prevailing law. If fulfillment of any provision of this Note or any other agreement pertaining hereto at the time performance of such provisions be due, shall involve transcending the limit of validity prescribed by statute or which a court of competent jurisdiction may deem applicable hereto, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if for any circumstances Amdahl or the holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would otherwise be excessive interest shall be applied to the reduction of the unpaid principal balance due under the Note and not to the payment of interest. This provision shall control every other charge for the use, forbearance or detention of money advanced or to be advanced hereunder.

    9. Governing Law. This Note shall be construed in accordance with the laws of the State of California.

MAKERS:


/s/Bruce J. Ryan                            /s/Kathleen M. Ryan
----------------                            -------------------
BRUCE J. RYAN                               KATHLEEN M. RYAN

     SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS


This Deed of Trust, made this 27th day of September, 1994, between Bruce J. Ryan and Kathleen M. Ryan husband and wife herein called TRUSTOR, whose address is 24580 Clearview Drive, Los Gatos, CA 95030 STEWART TITLE of CALIFORNIA a California corporation, herein called TRUSTEE, and Amdahl Corporation, herein called BENEFICIARY,

Witnesseth: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND
ASSIGNS TO TRUSTEE IN TRUST WITH POWER OF SALE, that property in
SANTA CLARA County, California described as:

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF
In the event the herein described property or any part thereof, or any interest therein is sold, agreed to be sold, conveyed or alienated by the Trustor, or by the operation of Law or otherwise all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder hereof and without demand or notice shall immediately become due and payable.

This deed of trust is second and subordinate to that certain deed of trust recorded concurrently herewith, executed by:
Bruce J. Ryan and Kathleen M. Ryan, as trustor(s) in favor of
Wells Fargo Bank, as beneficiary(ies), in the amount of
$550,000.00.

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph 10 of the provisions incorporated herein by reference to collect and apply such rents, issued and profits. For the Purpose of Securing: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith and any extension or renewal thereof, in the principal sum of $300,000.00 executed by Trustor in favor of Beneficiary or order. 3. Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured. To Protect the Security of This Deed of Trust, Trustor Agrees: By the execution and delivery of this Deed of Trust, and the note secured hereby, that provisions (1) to (14), inclusive, of the fictitious deed of trust recorded under date, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, viz:

COUNTY                  REEL      IMAGE
                        OR BOOK   OR PAGE
Alameda........         2210      970
San Joaquin....         3221      325
Santa Clara....         8178      33
Sacramento.....         68-07-03  250

COUNTY                  REEL      IMAGE
                        OR BOOK   OR PAGE
San Francisco..         B-254     678
San Mateo......         5497      162
Napa...........         789       977
Solano.........         1515      107

COUNTY                  REEL      IMAGE
                        OR BOOK   OR PAGE
Santa Cruz.....         1890      217
Monterey.......         563       919
Stanislaus.....         2227      312

COUNTY                  REEL      IMAGE
                        OR BOOK   OR PAGE
Marin.........          2223      30
Sonoma........          2339      251
Contra Costa..          5660      126

(which provisions, identical in all counties, are printed on the reverse hereof) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions; and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust. The undersigned trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth. For any statement regarding the obligations secured hereby, Beneficiary may charge the maximum amount permitted by law at the time of the request therefor.



                                  /s/ Bruce J. Ryan
                                  -----------------
                                  BRUCE J. RYAN


STATE OF CALIFORNIA     )
COUNTY OF Santa Clara   )ss.
                        )         /s/ Kathleen M. Ryan
                                  By Bruce J. Ryan
                                  (attorney in fact)
                                  -------------------
                                  KATHLEEN M. RYAN


On September 27, 1994 before me, Donna J. Dickinson personally appeared Bruce J. Ryan personally known to me (or proved to me on the basis of satisfactory evidence)to be the person(s) whose name(s)is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.


Signature     /s/ Donna J. Dickinson        (notary seal
              ----------------------        affixed here)
              DONNA J. DICKINSON

    To Protect the Security of This Deed of Trust, Trustor
Agrees:

    (1) To keep said property in good condition and repair; not to remove or demolish any building thereon: to complete or restore promptly and in good workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law: to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

    (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default or notice of default hereunder or invalidate any act done pursuant to such notice.

    (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee: and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

    (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all incumbrance, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto: all costs, fees and expenses of this Trust.

    Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any incumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

    (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

    (6) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

    (7) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

    (8) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby. Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easements thereon: or join in any extension agreement or any agreement subordinating the lien or charge hereof.

    (9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matter or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or person legally entitled there." Five years after issuance of such full reconveyance, Trustee may destroy said note and this Deed (unless directed in such request to retain them).

    (10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues and profits including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default hereunder or invalidate any act done pursuant to such notice.

    (11) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee a written declaration of default and demand for sale and a written notice of default and election to cause to be sole said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

    After the lapse of such time as may then be required by law following the recordation of said notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine at public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof, any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

    After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the hereof all other sums then secured hereby; and the remainder, if any, to the person or persons entitled thereto.

    (12) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

    (13) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devises, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and or neuter, and the singular number includes the plural.

    (14) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law, Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.


                  REQUEST FOR FULL RECONVEYANCE
             To be used only when note has been paid.

To STEWART TITLE OF CALIFORNIA, Trustee:              Date:

    The undersigned is the legal owner and holder of all indebtedness secured by the within Deed of Trust. All sums secured by said Deed of Trust have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel all evidence of indebtedness, secured by said Deed of Trust, delivered to you herewith together with said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, the estate now held by you under the same.

MAIL RECONVEYANCE TO:




      Do not lose or destroy this Deed of Trust OR THE NOTE
         which it secures. Both must be delivered to the Trustee for cancellation before reconveyances will be made.

                           EXHIBIT "A"

                        LEGAL DESCRIPTION

ASSESSOR'S PARCEL NUMBER: 409-29-020

LOT TWENTY ONE (21), as shown on that certain Map entitled, "Tract 632 La Rinconada Knolls", which said Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on August 27, 1951 in Book 34 of Maps, at page 21.